Supplement dated September 21, 2015 to the
Currently Effective Prospectus of The Prudential Variable Contract Account-11

This supplement should be read in conjunction with your Prospectus and should be retained for future reference.

In connection with the amendments to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”), which is the primary regulation governing the operations of money market funds, the Board of Trustees/Directors of the Fund (the “Board”) has approved investment policy changes for The Prudential Variable Contract Account-11 (the “Fund”). Although the Fund is not a money market fund, the prospectus states that the Fund currently complies with certain requirements of Rule 2a-7. As a result of the approved investment policy changes, the Fund will no longer hold itself out as complying with any requirements of Rule 2a-7.

The Fund will continue to have a fluctuating net asset value (“NAV”) and it is not expected that there will be substantial modification to the Fund’s current investment profile at this time. The Fund will continue to invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, and may also continue to invest in obligations issued by other U.S. government entities that may be chartered or sponsored by Acts of Congress, but which are not backed by the full faith and credit of the U.S. government. In addition, the Fund’s investment objective, subadviser, benchmark, and portfolio management teams will remain the same.

It is currently expected that the investment policy changes will become effective on or about the end of April 2016. The changes will be reflected in the annual update to the Fund’s prospectus, which will be prepared on or about April 30, 2016.